DMLP

Dorchester Minerals, LP

2024 Mid-Year & Acquisition Update

September 30, 2024

Forward-Looking Statements

DMLP
Dorchester Minerals, LP

Portions of this presentation may constitute, and our officers and representatives from time to time may make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate", "intend", "plan", "goal", "seek", "believe", "project", "estimate", "expect", "strategy", "future", "likely", "may", "should", "will," "continue" or similar words, and the absence of such words does not mean that the statements are not forward-looking. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on (and these statements may discuss) our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections of results of operations or of financial condition, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions (including inflation) and changes in regulatory requirements (including changes in environmental requirements and economic sanctions) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or circumstances, or otherwise.

Investment Highlights

DMLP
Dorchester Minerals, LP

Assets

- Long-life Resource Base
- Exposure to Multiple Basins
- History of Upward Reserve Revision
- Asset Base Includes Undeveloped, Perpetual Minerals
- Optionality with Unleased Mineral Position

High-Quality Resources with Demonstrated History of Organic Growth

Structure

- Formulaic Distribution
- Unlevered and Unhedged
- Depletion Deduction
- Fixed LP/GP Split
- Single Class of LP units
- Non-Taxable Exchanges
- No UBTI

Efficient and Transparent Return of Cash Flow to our Partners

Management

- Sustainable Cost Structure
- Non-Dilutive Equity Compensation
- Alignment with Unitholders
- Assertive Revenue Recovery
- Pursuing Accretive Acquisition Opportunities
- Pragmatic Approach to Minerals Management

Active Portfolio Management to Enhance Value from Partnership's Assets

DMLP

Dorchester Minerals, LP

YTD 2024 Acquisition Activity

Delaware and Midland Basins



DMLP Legacy
Acquisition Q3 2024



Permian Acquisition (Q3 2024)

- 14,225 NRA – 14 Counties in TX & NM
- 65% in Delaware & 35% in Midland
- Concentration in Reeves, Glasscock, and Howard Counties
- 6,721,144 units issued to Contributors
- Expands Permian inventory with minimal incremental G&A
- Average monthly cash receipts of $2.5MM for July/Aug 2024

DJ Basin



WELD
DMLP Legacy
Acquisition Q1 2024
Acquisition Q3 2024

DJ Acquisition (Q1 2024)

- 1,485 NRA in 2 Counties
- 505,369 units issued to Contributors

DJ Acquisition (Q3 2024)

- 1,204 NRA in 1 County
- 530,000 units issued to Contributor

Note: Net Royalty Acres (NRA) normalized to 1/8th.

Total Production

2019 – 2024 Oil Production
+38%

2019 –2024 Gas Production
+34%

2019 –2024 NGL Production
+207%


Total Production
100,000
10,000
1,000
100
2019
2020
2021
2022
2023
2024
Gas Rate (Mcfd)
Oil Rate (boed)
NGL Rate (boed)


Daily Gas Rate (Mcfd)
25,000
20,000
15,000
10,000
5,000
0
2019
2020
2021
2022
2023
2024


Daily Oil Rate (boed)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2019
2020
2021
2022
2023
2024

Core Midland Basin | Delaware | Bakken | Barnett Shale | Fayetteville Shale | Miscellaneous | Mid-Continent | S. Texas/Gulf Coast | Legacy Permian

Note: Production graphs are limited to "in pay" volumes received through May 2024 production month and exclude divested operations.

Royalty and NPI Production

DMLP
Dorchester Minerals, LP

Royalty Production

- Oil volumes sustained by Bakken and Midland Basin development
- Gas volumes supported by associated gas in Bakken and Permian


100,000
10,000
1,000
100
2019
2020
2021
2022
2023
2024
Gas Rate (Mcfd)
Oil Rate (boed)
NGL Rate (boed)

NPI Production

- Topline production affected by high-impact Bakken participation
- Baseline production supported by after-payout WI in Midland Basin


100,000
10,000
1,000
100
2019
2020
2021
2022
2023
2024
Gas Rate (Mcfd)
Oil Rate (boed)
NGL Rate (boed)

Note: Production graphs are limited to "in pay" volumes received through May 2024 production month and exclude divested operations.

Royalty Peer Comparison

Total Shareholder Returns (January 2019 – August 2024)


Index
500%
450%
400%
350%
300%
250%
200%
150%
100%
50%
0%
1/1/2019
1/1/2020
1/1/2021
1/1/2022
1/1/2023
1/1/2024
DMLP
BSM
VNOM
KRP
STR
PHX
WTI Spot Price

Note: Comparison of DMLP total shareholder return to mineral and royalty pure play peers and West Texas Intermediate (WTI) oil spot price returns. Returns calculated assuming distributions/dividends reinvested on payment date. STR includes history of predecessor.

DMLP

Dorchester Minerals, LP

NASDAQ | DMLP

Investor Relations | (214) 559-0300